SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 15, 2004

                                  NT HOLDING CORP.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           NEVADA                      000-15303               73-1215433
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NO.)    (IRS EMPLOYEE
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)


                                385 FREEPORT, #1
                                SPARKS, NV 89431
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (917) 981-4569
                            (ISSUER TELEPHONE NUMBER)



                                (FORMER ADDRESS)


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FORWARD LOOKING STATEMENTS

     This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

     Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

     On October 15, 2004, the Company entered into a Settlement Agreement and Release with Allen Ng whereby it agreed to issue 100,000 shares of restricted common stock to Mr. Ng in full satisfaction of that certain judgment entered against the Company by David Venables. Such shares were issued pursuant to an exemption from registration at Section 4(2) of the Securities Act of 1933 and are restricted in accordance with Rule 144 of the Securities Act of 1933.

     David Venebles, the former Chief Executive Officer of BidInvite, Inc, sued us for breach of contract and for unpaid wages and obtained a judgment against the Company in the amount of one million three hundred sixty thousand dollars ($1,360,000). Mr. Ng's affiliated company, Harquest, had purchased all rights to the judgment from David Venables. Mr. Ng then acquired the rights to its judgment from Harquest and is now the legal owner of the judgment. Based on the Company's limited operations and cash flow, Mr. Ng has agreed to accepts the Company's offer of one hundred thousand shares of restricted common stock in order to settle the judgment.

On October 15, 2004, the Company issued 25,000 shares to Alan Lew pursuant to the exercise of his outstanding warrants at $.60 per share and 12,500 at $.40 per share. The Company also issued 12,500 shares to Andre Todd pursuant to the exercise of his outstanding warrants at $.40 per share. In addition, on October 15, 2004 the Company issued 5,000 shares to Fred Schiemann for accounting services rendered to the Company, 2,000 shares to Tammy Plevretes for EDGAR services rendered to the Company and 25,000 shares to Patrick Wang for consulting services rendered to the Company. Such shares were issued pursuant to an exemption from registration at Section 4(2) of the Securities Act of 1933 and are restricted in accordance with Rule 144 of the Securities Act of 1933.

ITEM 9.01  FINANCIAL STATEMENT AND EXHIBITS.


(a) Financial Statements of Business Acquired.


         Not applicable.


(b) Pro Forma Financial Information.


         Not applicable.

 (c) Exhibits.

         Settlement and Release Agreement


                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NT Holding Corp.

                                      By: /s/ Alan Lew
                                      --------------------------
                                              ALAN LEW
                                              President


Dated: October 19, 2004